UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 10, 2017

PAYLOCITY HOLDING CORPORATION

(Exact name of registrant as specified in charter)

Delaware	001-36348	46-4066644
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

3850 N. Wilke Road

Arlington Heights, Illinois 60004

(Address of principal executive offices, including zip code)

(847) 463-3200

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐   Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

On August 10, 2017, Paylocity Holding Corporation (the “Company”) issued a press release announcing financial results for the fourth quarter and the full fiscal year 2017, which ended June 30, 2017.  The press release contains forward-looking statements regarding the Company, and includes cautionary statements identifying important factors that could cause actual results to differ materially from those anticipated.

The press release issued August 10, 2017 is furnished herewith as Exhibit 99.1. The information in this Item 2.02, including Exhibit 99.1, is being furnished and shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liability of that Section, nor shall such information be deemed to be incorporated by reference in any registration statement or other document filed under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as otherwise stated in such filing.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

On August 10, 2017 the Company announced that its Board of Directors appointed Ian J. Rogers, Corporate Controller, to serve as principal accounting officer. The Company appointed Mr. Rogers on August 2, 2017, but delayed the filing of this Form 8-K until the public announcement of such appointment pursuant to the instruction to Item 5.02(c) of Form 8-K.

Mr. Rogers, 46, has served as the Company’s Corporate Controller since May 2012. Prior to joining the Company, Mr. Rogers served in various positions and roles within Kraft Foods, Inc., a food and beverage company, from 1996, including as Senior Manager of Operations Finance and Senior Manager of Corporate Accounting. Mr. Rogers also previously served as a Senior Auditor at Ernst & Young LLP, a public accounting and consulting firm prior to 1996. Mr. Rogers earned a B.S. from the University of Illinois at Chicago and an M.B.A. degree from Northwestern University - Kellogg School of Management. He is also a Certified Public Accountant. There are no agreements, arrangements, relationships or transactions between the Company and Mr. Rogers required to be disclosed under Items 401 or 404(a) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release issued by Paylocity Holding Corporation dated August 10, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PAYLOCITY HOLDING CORPORATION

Date: August 10, 2017	By:	/s/ Steven R. Beauchamp
Steven R. Beauchamp
President and Chief Executive Officer; Acting Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release issued by Paylocity Holding Corporation dated August 10, 2017.